UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Discover Financial Services (the “Company”) held on May 9, 2024, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2024, and as supplemented by the Company’s proxy statement supplement, as filed with the SEC on April 2, 2024. Below are the matters the shareholders voted on and the final vote results.

Proposal 1: Election of Directors. Each of the ten director nominees listed below were elected to serve as a director of the Company for a term expiring at the 2025 Annual Meeting of Shareholders or until his or her successor has been duly elected and qualified. The voting results were as follows:

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
Candace H. Duncan	193,799,331	3,595,667	556,565	22,595,330
Joseph F. Eazor	194,843,099	2,526,979	581,486	22,595,330
Kathy L. Lonowski	195,909,141	1,483,478	558,944	22,595,330
Thomas G. Maheras	189,389,508	7,989,397	572,659	22,595,330
Daniela O’Leary-Gill	195,871,558	1,524,655	555,350	22,595,330
John B. Owen	194,989,642	2,389,351	572,570	22,595,330
David L. Rawlinson II	192,283,372	4,135,860	1,532,331	22,595,331
J. Michael Shepherd	193,075,611	4,296,147	579,805	22,595,330
Beverley A. Sibblies	194,881,100	2,506,804	563,660	22,595,330
Jennifer L. Wong	194,377,770	3,014,890	558,903	22,595,330

Proposal 2: Say on Pay (Advisory Vote to Approve Named Executive Officer Compensation). The Company’s shareholders approved, on an advisory basis, the compensation paid to the named executive officers. The voting results were as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
181,853,592	15,705,216	392,755	22,595,330

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The voting results were as follows;

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
217,049,748	3,212,298	284,848	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: May 10, 2024	By:	/s/ Hope D. Mehlman
Name: Hope D. Mehlman
Title: Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary